SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): _February 15_, 2001
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                     CITIBANK CREDIT CARD MASTER TRUST I
                   (Issuer of the Collateral Certificate)
                                      and
                       CITIBANK CREDIT CARD ISSUANCE TRUST
                   (Issuer of the Citiseries Class A notes,
                       Class B notes and Class C notes)

               (Exact name of registrant as specified in charter)


                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


                                    333-80743
                                    333-52984
                            (Commission File Numbers)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

      Citibank Credit Card Issuance Trust (the "issuer") has issued Class A notes , Class B notes and Class C notes of the Citiseries pursuant to an Indenture between the issuer and Bankers Trust Company, as trustee. The issuer's primary asset -- and its primary source of funds for the payment of principal of and interest on the notes -- is a collateral certificate issued by Citibank Credit Card Master Trust I (the "master trust") to the issuer. The collateral certificate represents an undivided interest in the assets of the master trust. The master trust's assets consist primarily of credit card receivables arising in a portfolio of revolving credit card accounts.

      Filed as Exhibit 99.1 to this Form 8-K is a copy of the monthly issuer's report containing information regarding the notes of the Citiseries, the master trust's assets and the collateral certificate for the due period ending _January 26_, 2001 and the related payment dates for the notes delivered pursuant to
Section 907 of the Indenture.

Item 7(c).     Exhibits

               Exhibits       Description
               --------       -----------

99.1 Monthly Issuer's Report for the Due Period ending January 26, 2001 and the related Payment Dates for the Notes.
                                                                   3

                             CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

This Report relates to the Due Period ending January 26, 2001 and the related Payment Dates for the
Notes.

A.   Information Regarding the Master Trust portfolio
     -------------------------------------------------

1. Portfolio Yield for the Collateral Certificate .........            13.11%

       Yield Component  ...................................            16.40%

       Credit Loss Component  .............................             3.29%

2. New Purchase Rate  .....................................            19.25%

3. Total Payment Rate  ....................................            21.36%

4. Principal Payment  Rate  ................................           20.42%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  54,252,466,044

     Average  ............................................  $  53,322,459,061

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  52,763,779,594

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Payment Dates, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  48,893,639,496
         5-34 days delinquent  ...........................  $   2,569,733,546
        35-64 days delinquent  ...........................  $     762,262,994
        65-94 days delinquent  ...........................  $     558,753,674
       95-124 days delinquent  ...........................  $     355,150,743
      125-154 days delinquent  ...........................  $     230,374,868
      155-184 days delinquent  ...........................  $     230,677,509

      Current  ...........................................             91.22%
         5-34 days delinquent  ...........................              4.79%
        35-64 days delinquent  ...........................              1.42%
        65-94 days delinquent  ...........................              1.04%
       95-124 days delinquent  ...........................              0.66%
      125-154 days delinquent  ...........................              0.43%
      155-184 days delinquent  ...........................              0.44%

                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
  CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

                                             Current Due   Current Due
                                            Period on an   Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Percentage Basis)

  1. Portfolio Yield                              13.11%             12.97%
  2. Weighted Average Note Rate                    6.36%              6.53%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.33%              0.37%
         Others                                    0.00%              0.00%
  4. Surplus Finance Charge Collections            6.42%              6.07%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account   6.12%              5.77%
  6. Required Surplus Finance Charge Amount        0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount       6.42%              6.07%
     minus Required Surplus Finance Charge Amount

C. Information Regarding the Collateral Certificate
   -------------------------------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 1,668,831,094 $ 1,667,910,261
         Principal Collections                  $ 1,562,082,285 $ 1,562,082,285
         Finance Charge Collections             $   106,748,809 $   105,827,976
  2. Investor Default Amount                    $    21,389,369 $    21,389,369
  3. Investor Monthly Interest                  $    40,557,738 $    41,627,120
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     2,131,611 $     2,358,750
         Others                                 $             0 $             0
  5. Surplus Finance Charge Collections         $    42,670,091 $    40,452,737
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 42,670,091 $ 40,452,737 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from December 27, 2000 to January 26, 2001, 31 da-ys, or January 5 , 2001 to February 5 , 2001, 32 days (standard basis).
                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================
D. Information Regarding Regarding Notes of Citiseries (2)
   --------------------------------------------------------
   (Aggregate Basis)
  1a.  Class A Outstanding Dollar Principal Amount   ............$5,500,000,000
  1b.  Class B Outstanding Dollar Principal Amount   ............$  850,000,000
  1c.  Class C Outstanding Dollar Principal Amount   ............$1,300,000,000
  2a.  Targeted Deposit to Class A Interest Funding Account .....$   29,703,513
  2b.  Targeted Deposit to Class B Interest Funding Account .....$    3,931,272
  2c.  Targeted Deposit to Class C Interest Funding Account .....$    6,922,954
  3a.  Balance in the Class A Interest Funding Account  .........$   53,554,211
  3b   Balance in the Class B Interest Funding Account  .........$   11,560,377
  3c   Balance in the Class C Interest Funding Account  .........$   20,457,121
  4a.  Targeted Deposit to Class A Principal Funding Account ....$            0
  4b.  Targeted Deposit to Class B Principal Funding Account ....$            0
  4c.  Targeted Deposit to Class C Principal Funding Account ....$            0
  5a.  Balance in the Class A Principal Funding Account  ........$            0
  5b.  Balance in the Class B Principal Funding Account  ........$            0
  5c.  Balance in the Class C Principal Funding Account  ........$            0
  6.   Targeted  Deposit to Class C Reserve Account .............$            0
  7.   Balance in the Class C Reserve Account  ..................$            0
  8a.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class B Notes  ............$  329,060,050
  8b.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................      5.98291%
  8c.  Maximum enhancement amount available to
       Outstanding Class A Notes from Class C Notes  ............$  438,746,550
  8d.  As a Percentage of Class A Outstanding
       Dollar Principal Amount  .................................      7.97721%
  8e.  Maximum enhancement amount available to
       Outstanding Class B Notes from Class C Notes  ............$1,133,333,305
  8f.  As a Percentage of Class B Outstanding
       Dollar Principal Amount  .................................    133.33333%
  9a.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation
       of Investor Charge-Offs  .................................$            0
  9b.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on Class A Notes  ............$            0
  9c.  Reduction in the Class A Nominal Liquidation
       Amount resulting from an allocation of Investor
       Charge-Offs or a reallocation of Principal
       Collections to pay interest on Class A or Class B Notes ..$            0
 10a.  Reimbursement of Class A Nominal Liquidation Amount  .....$            0
 10b.  Reimbursement of Class B Nominal Liquidation Amount  .....$            0
 10c.  Reimbursement of Class C Nominal Liquidation Amount  .....$            0
  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending January 26, and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

E. Information Regarding Distributions to Noteholders of Citiseries(2)
   --------------------------------------------------------------------
   (Aggregate Basis)
   1a. The total amount of the distribution to Class A Noteholders
       on the applicable Payment Dates  .........................$   52,138,163
   1b. The total amount of the distribution to Class B Noteholders
       on the applicable Payment Dates  .........................$            0
   1c. The total amount of the distribution to Class C Noteholders
       on the applicable Payment Dates  .........................$            0
   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0
   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0
   2c. The amount of the distribution set forth in item 1(c) above
       in respect of principal on the Class C Certificates   ....$            0
   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   52,138,163
   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0
   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the Class C Certificates  ......$            0
   4a. The amount, if any, by which the Adjusted outstanding
       Dollar  Principal Amount of the Class A Notes exceeds
       the Class A Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0
   4b. The amount, if any, by which the Adjusted outstanding
       Dollar  Principal Amount of the Class B Notes exceeds
       the Class B Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0
   4c. The amount, if any, by which the Adjusted outstanding
       Dollar  Principal Amount of the Class C Notes exceeds
       the Class C Nominal Liquidation Amount as of the Record
       Date with respect to the application Payment Dates  ......$            0










  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending January 26, and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

F. Information Regarding Notes of Citiseries (2)
   ----------------------------------------------
   (Individual Tranche Basis)

1. Outstanding Dollar Principal Amount, Interest Payments and Deposits to Interest Funding Sub-Accounts

  Class/        Outstanding  Monthly     Targeted    Actual     Cumulative  Interest     Interest
  Tranche       Dollar       Accretion   Interest    Interest   Shortfall   Funding      Payment
                Principal                Monthly     Monthly    In Interest Sub-Account  On Payment
                Amount                   Deposit     Deposit    Funding     Balance      Date
                                                                                         Sub-Account
------------- ------------- ----------- ----------- ----------- ----------- ----------- ------------
CCCIT 2000-A1 1,500,000,000           0   7,598,163   7,598,163           0  38,988,931           0
CCCIT 2000-A2 3,000,000,000           0  17,001,575  17,001,575           0           0  52,138,163
CCCIT 2000-A3 1,000,000,000           0   5,103,775   5,103,775           0  14,565,280           0
CCCIT 2000-B1   350,000,000           0   1,819,659   1,819,659           0   9,448,764           0
CCCIT 2000-B2   150,000,000           0     741,094     741,094           0     741,094           0
CCCIT 2000-C1   600,000,000           0   3,725,000   3,725,000           0  17,259,167           0
CCCIT 2000-C2   200,000,000           0   1,054,792   1,054,792           0   1,054,792           0
CCCIT 2001-B1   350,000,000           0   1,370,519   1,370,519           0   1,370,519           0
CCCIT 2001-C1   500,000,000           0   2,143,162   2,143,162           0   2,143,162           0


2. Principal Payments and Deposits to Principal Funding Sub-Accounts

  Class/Tranche   Targeted        Actual          Cumulative      Principal       Principal
                  Principal       Principal       Shortfall in    Funding         Payment On
                  Monthly         Monthly         Principal       Sub-Account     Payment Date
                  Deposit         Deposit         Funding         Balance
                                                  Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.






















  -----------------------------------------------------------------------------
 (2) The information reported is for the Due Period ending January 26, and giving effect to all deposits, allocations, reallocations and payments to be made in the month after the end of this Due Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

3. Deposits to and Withdrawals from Class C Reserve Sub-Accounts
   -------------------------------------------------------------

  Class/Tranche   Targeted        Actual          Cumulative      Withdrawals     Class C
                  Deposit to      Deposit to      Shortfall in    from Class C    Reserve
                  Class C         Class C         Class C         Reserve         Sub-Account
                  Reserve         Reserve         Reserve         Sub-Account     Balance
                  Sub-Account     Sub-Account     Sub-Account
--------------- --------------- --------------- --------------- --------------- ---------------
Nothing to report for this period.


4. Maximum Enhancement Amount Available to Class A Notes; Class A Usage of
   Class B and Class C Subordinated Amounts

 Class/Tranche   Maximum         Maximum     Class A      Class A       Cumulative      Cumulative
                 Enhancement     Enhancement Usage of     Usage of      Class A         Class A
                 Amount          Amount      Class B      Class C       Usage of        Usage of
                 Available       Available   Subordinated Subordinated  Class B         Class C
                 from Class      from Class  Amount for   Amount for    Subordinated    Subordinated
                 B Notes         C Notes     this Due     this Due      Amount          Amount
                                             Period       Period
--------------- ------------- ------------- ------------- ------------- ------------- --------------
CCCIT 2000-A1      89,743,650   119,658,150
CCCIT 2000-A2     179,487,300   239,316,300
CCCIT 2000-A3      59,829,100    79,772,100

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
   CITIBANK CREDIT CARD ISSUANCE TRUST / CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending January 26, 2001
==============================================================================

5. Maximum Enhancement Amount Available to Class B Notes; Class B Usage of Class C Subordinated Amounts

  Class/Tranche   Maximum Enhancement      Class B Usage of         Cumulative Class B
                  Amount Available from    Class C Subordinated     Usage of Class C
                  Class C Notes            Amount for this Due      Subordinated Amount
                                           Period
--------------- ------------------------ ------------------------ ------------------------
CCCIT 2000-B1               466,666,655
CCCIT 2000-B2               199,999,995
CCCIT 2001-B1               466,666,655


6. Reductions of and Reimbursements to Nominal Liquidation Amount

  Class/Tranche   Reduction       Reduction        Cumulative       Cumulative       Reimbursements
                  Resulting from  Resulting from   Reduction        Reduction        of prior
                  an Allocation   from a           Resulting from   Resulting from   reductions of
                  of Investor     Reallocation     an Allocation    an Reallocation  Nominal
                  Charge-offs     of Principal     of Investor      of Principal     Liquidation
                  for this Due    Collections      Charge-offs      Collections to   Amount for
                  Period          to pay           (net of          pay interest on  this Due
                                  interest on      Reimbursements)  senior classes   Period
                                  senior                            of Notes (net of
                                  classes of                        Reimbursements)
                                  Notes for
                                  this Due
                                  Period
--------------- ---------------- ---------------- ---------------- ---------------- ----------------
Nothing to report for this period.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Report this __________ day of February, 2001.




                                CITIBANK (SOUTH DAKOTA), N.A.,
                                As Managing Beneficiary of Citibank Credit
                                   Card Issuance Trust
                                   and
                                As Servicer of Citibank Credit Card
                                   Master Trust I





                                By: ____________________________________
                                     Name:   Susan Sexton
                                     Title:  Authorized Representative